Investor Meetings

March 2011

Joe Hete, President & CEO

Quint Turner, CFO

Air Transport Services Group, Inc.

Safe Harbor Statement

Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. There are a number of important factors that could cause Air Transport Services Group's ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, changes in market demand for our assets and services, the cost and timing associated with the modification of Boeing 767 and 757 aircraft, the availability and costs to acquire used passenger aircraft for freighter conversion, ABX Air's ability to maintain on-time service and control costs under its operating agreement with DHL, and other factors that are contained from time to time in ATSG's filings with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes.

Unique Blend of Complementary Businesses

Dry Leasing

CAM
CARGO AIRCRAFT MANAGEMENT

- Dry leases 767, 757, 727 and DC-8 freighters and combis to ATSG airlines and external customers
- Access to engine maintenance and component services
- External customers include DHL, Amerijet, CargoJet, First Air

ACMI / CMI Businesses

ABX AIR

- Provides 767 ACMI/CMI services
- Customers include DHL, JAL and TNT

ATI
AIR TRANSPORT INTERNATIONAL, L.L.C.

- Provides 767, DC-8 and DC-8 Combi, and ACMI services
- Customers include BAX Schenker, U.S. Military and DHL

CAPITAL CARGO
INTERNATIONAL AIRLINES

- Provides 727, 757 ACMI services
- Customers include BAX Schenker and DHL

Support Services

AIRBORNE
MAINTENANCE & ENGINEERING SERVICES

- Heavy & line maintenance, component overhaul, engineering, manufacturing
- Customers include major airlines, private operators

LGSTX
Services, Inc.

- Equipment leasing, and equipment and facility maintenance services
- Customers include DHL, Allegiant Air, Branson Airport, Tampa International Jet Center
- Logistic support services

ABX Cargo Services

- Sort management services for USPS

Transformation Drives Earnings Growth

Model Yields Gains Since March 2010 Restructuring

EBITDA*/Adjusted EBITDA*
(in millions, from continuing operations)


$42.1
$4.5
$37.8
$30.8
$45.0
$12.2
$36.7
$3.5
$42.2
$44.0
$46.4
$155.7
$16.7
$169.3
$3.5
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2009 2010
2009 2010

Pre-tax, Adjusted Pre-tax Earnings*
(in millions, from continuing operations)


$13.2
$4.5
$9.9
$4.6
$17.6
$12.2
$10.7
$3.5
$15.9
$16.7
$20.0
$45.3
$16.7
$63.3
$3.5
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2009 2010
2009 2010

Results from Severance & Retention Activities

* EBITDA is defined as Earnings (loss) from Continuing Operations Before Income Taxes minus Interest Income, plus Interest Expense and Depreciation and Amortization. Adjusted EBITDA is EBITDA excluding results from Severance & Retention Activities and Impairment Charges. Adjusted Pretax Earnings is Earnings (loss) from Continuing Operations Before Income Taxes excluding results from Severance & Retention Activities and Impairment Charges. EBITDA, Adjusted EBITDA, and Adjusted Pretax Earnings are non-GAAP financial measures and should not be considered alternatives to Net Income (loss) or any other performance measure derived in accordance with GAAP. See non-GAAP Reconciliation Tables on final page.

ATSG
Air Transport Services Group, Inc.

De-levering Continues

Cash Flow Available for Current Capex Commits

Total Debt Reduced $210 Million in 2 Years

(in millions)


$512.5
$377.4
$302.5
3.16
2.71
1.83
Debt Obligations
Total Debt/Adjusted EBITDA
2008
2009
2010

* Debt/EBITDA Ratio is defined as Debt Obligations (Long-term Debt plus Current Portion of Debt) divided by Adjusted EBITDA from Continuing Operations (See Reconciliation Table, final page).

Capital Spending Trends

(in millions)


Growth
Maintenance & Other
$112
$101
$111
$170-200E
$90
$69
$75
$140-170E
$22
$32
$36
$30E
2008
2009
2010
2011

* Actual 2011 growth capital spending will depend on the cost and timing to acquire and convert additional aircraft, including Boeing 757 aircraft that may be acquired and converted into combi or full freighter configuration.

ATSG Air Transport Services Group, Inc.

ATSG Business Model

Midsize Freighters Dry Lease or ACMI, with Complementary Services

Purchase	►Modify	►Deploy	►Operate/Support
More than 500 potential 767 conversion candidates, but few available due to 787 delays. Purchase price must be consistent with 10-12% ROIC criteria, limit asset value risk. Prefer multi-aircraft purchases from operators with solid reputations Medium-size aircraft preference	Identify and retain slots with preferred contractors Maintain steady supply to diminish competitive threats Upgrade avionics Unit load device flexibility compatible with other modern Boeing aircraft, including 747s & 777s Modified aircraft subject to full airframe C-check via AMES subsidiary.	Fundamental principle: balance of short- and long-term commitments. Flexibility to respond to opportunities, but foundation of long-term dry leases. Assessment includes: •economic outlook, •customer's air cargo network or markets •midsize aircraft needs, •customer concentration •opportunity for value-adds	Expanding menu includes: • flight crews for all fleet aircraft • maintenance expertise for all fleet aircraft, plus DC-9s, 737s, etc. • advanced avionics upgrade capability, including navigation/radar systems, flat panel displays, etc. • cost-competitive technical services in central U.S. location.

ATSG
Air Transport Services Group, Inc.

ATSG Global Opportunities

Market Focus

Intra-Asia

- Rapid economic growth
- Manufacturing moving inland
- Ideal 767 range/payload fit for 'spoke' routes



Boeing Intra-Asia Growth Outlook
High –9.4%
Base –7.9%
Low– 6.4%
2009
2014
2019
2024
2029

Americas

- Strong growth
- ATSG has Miami hub
- Ideal 767 range/payload fit for north-south routes



Boeing Americas Growth Outlook
North America to/from:
Central Am: 6.0%
South Am: 5.8%
Caribbean: 2.0%
2009
2014
2019
2024
2029

Avg. Annual Demand Growth

By Region, 2009-2029

Source: Boeing World Air Cargo Forecast



Intra China 9.2%
Intra Asia 7.9%
Asia-N. America 6.7%
Europe-Asia 6.6%
S. Asia-Europe 6.5%
Europe-Mideast 6.0%
L. Amer.-N. Amer. 5.7%
Europe-L. Amer. 5.6%
Europe-Africa 5.1%
Europe-N. Amer. 4.2%
Intra-Europe 3.6%
Intra-N. Amer. 3.0%
ATSG target markets

Air Transport Services Group, Inc.

767s Serve Asia, Americas, Europe:
Representative Ranges From Major Airfreight Hubs

- **45-60 ton payload potential to global "gateway" cargo airports, regional hub cities.**
- **Pallet size, layout options complement larger 747s/ 777s.**

Miami (ATSG hub)	From this #1 U.S. to S. America hub, 767 reaches booming Brazil markets, perishable food and floral markets in Colombia, Venezuela, Puerto Rico, etc.
Frankfurt	From this #1 Europe hub, 767 covers NE U.S., entire Middle East, Mumbai & New Delhi, Lagos, Moscow, etc.
Hong Kong	From this #1 Asia hub, 767 covers all Asian continent, from India to all of China and Japan, plus Australia/New Zealand


Frankfurt
Miami
Hong Kong
767-200ER, 767-300 Ranges w/ max. payload

ATSG
Air Transport Services Group, Inc.

767 Deployment Update

Average One Per Month Through Rest of 2011



31*
13
18
April 1, 2011
2Q 2011
1 767-300
1 767-200 dry leased to DHL
3Q 2011
1 767-300
1 767-200 dry leased to RIO
2 767-200s
4Q 2011
1 767-300
1 767-200
39*
11-19*
20-28*
Dec. 31, 2011
Dry Leased
ACMI Services-Wet Lease

ATSG Air Transport Services Group, Inc.

* *Excludes one 767-300 in ACMI service under 45-mo. operating lease beginning Nov. 2010. Deployment as leased vs. ACMI operated aircraft subject to market conditions, customer preference.*

Go-to-Market Strategy


AIRBORNE
GLOBAL SOLUTIONS
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Airborne Global Solutions, Inc. (AGS) specializes in providing operating and leasing solutions utilizing cost-efficient medium wide-body freighter aircraft. AGS, a subsidiary of Air Transport Services Group, Inc. (ATSG), leverages the entire ATSG portfolio and other solution partners to develop bundled, turn-key cargo airline solutions that are flexible, customized and built on decades of experience in global cargo airline operations. Through strategic alliances with the ATSG family of companies, which include three cargo airlines, a maintenance repair organization and ancillary airline service providers, we offer a bundled solution approach to providing the right solution at the right time—anywhere in the world.
Flexible, Efficient, Bundled Solutions
Missing something?
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Missing something?
We can help.

ATSG
Air Transport Services Group, Inc.

ATSG Value Gaining Altitude

Limited risk, strong cash and asset-value returns from converted 767Fs

- Expanding 767 freighter fleet will yield attractive, annuity-like cash ROIs via long-term leases
- ACMI/CMI flexibility offers options, low-risk transition to widebody 767s from older narrow-bodys
- 767 platform flexible as transcontinental leader, compatible feeder to intercontinental 747s/777s
- Significant market-value gains on P-2-F aircraft conversion investments

Long-term agreements with key customers

- Lease/CMI approach unlocks value of aircraft from ACMI, creates more options for customers
- 18 767s now under fixed 3-7 year leases with DHL, CargoJet, Amerijet, etc.
- Five year Crew Maintenance & Insurance (CMI) agreement with DHL

Integrated, value-added services

- Increase return on invested capital
- Comprehensive mix allows for turnkey customer solutions
- Competitive terms and service packages for third party maintenance business

Attractive balance sheet and liquidity, growth capital capacity

- Low debt-to-EBITDA leverage; limited off-balance sheet obligations
- 2011 capital requirements can be financed using existing cash and credit resources
- Secure long-term cash flow enhances access to growth capital if needed

Expanding opportunities around the globe

- Expanding presence in large, fast-growing air cargo regions: Asia, South America, Europe & Africa
- Sole provider of combi airlift to military
- Uniquely positioned as largest independent source of the premier medium wide-body freighter – the 767

ATSG Air Transport Services Group, Inc.

ATSG, Inc. Non-GAAP Reconciliation Statement

Reconciliation Stmt. ($ in 000s)	1Q09	2Q09	3Q09	4Q09	1Q10	2Q10	3Q10	4Q10
GAAP Pre-tax Earnings (Loss) from Continuing Operations	$ 13,193	$ 9,872	$ 4,647	$ 17,646	$ 10,784	$ 15,898	$ 16,670	$ 19,965
Severance & Retention	(4,517)	-	-	(12,210)	(3,549)	-	-	-
Adjusted Pre-Tax Earnings from Continuing Operations	8,676	9,872	4,647	5,436	7,235	15,898	16,670	19,965
Interest Income	(178)	(129)	(74)	(68)	(73)	(85)	(83)	(75)
Interest Expense	7,646	7,166	6,236	5,833	5,189	4,594	4,641	4,251
Depreciation and amortization	21,473	20,927	19,954	21,610	20,800	21,752	22,758	22,284
Adjusted EBITDA from Cont. Oper.	37,617	37,836	30,763	32,811	33,151	42,159	43,986	46,425
Severance & Retention	4,517	-	-	12,210	3,549	-	-	-
EBITDA from Cont. Oper.	$ 42,134	$ 37,836	$ 30,763	$ 45,021	$ 36,700	$ 42,159	$ 43,986	$ 46,425

Reconciliation Stmt. ($ in 000s except Ratios)	2008	2009	2010
GAAP Pre-tax Earnings (Loss) from Continuing Operations	$ (56,619)	$ 45,358	$ 63,317
Impairment of Goodwill & Intangibles	91,241	-	-
Severance & Retention	(816)	(16,727)	(3,549)
Adjusted Pre-tax Earnings from Continuing Operations	$ 33,806	$ 28,631	$ 59,768
GAAP Pre-tax Earnings (Loss) from Continuing Operations	$ (56,619)	$ 45,358	$ 63,317
Interest Income	(2,335)	(449)	(316)
Interest Expense	37,002	26,881	18,675
Depreciation and amortization	93,752	83,964	87,594
EBITDA from Continuing Operations	$ 71,800	$ 155,754	$ 169,270
Impairment of Goodwill & Intangibles	91,241	-	-
Severance & Retention	(816)	(16,727)	(3,549)
Adjusted EBITDA from Continuing Operations	$ 162,225	$ 139,027	$ 165,721
Debt Obligations	$ 512,486	$ 377,427	$ 302,528
Debt Obligations/Adjusted EBITDA Ratio	3.16	2.71	1.83

EBITDA, Adjusted EBITDA and Adjusted Pre-Tax Earnings, all from continuing operations, and Total Debt/Adjusted EBITDA Ratio are non-GAAP financial measures and should not be considered alternatives to net income (loss) or any other performance measure derived in accordance with GAAP. EBITDA is defined as Earnings (loss) from Continuing Operations Before Income Taxes minus Interest Income, plus Interest Expense and plus Depreciation and Amortization. Adjusted EBITDA is defined as EBITDA minus results from severance & retention activities and from impairment charges. Adjusted Pre-Tax Earnings is defined as GAAP Pre-Tax Earnings (loss) from Continuing Operations Before Income Taxes minus results from Severance & Retention Activities and Impairment of Goodwill & Intangibles. Debt Obligations/Adjusted EBITDA Ratio is defined as Debt Obligations (Long-term Debt Obligations plus Current Portion of Debt Obligations) divided by Adjusted EBITDA from Continuing Operations.

The Company's management uses these adjusted financial measures in conjunction with GAAP finance measures to monitor and evaluate its performance, including as a measure of liquidity. EBITDA, Adjusted EBITDA and Adjusted Pre-tax Earnings should not be considered in isolation or as a substitute for analysis of the Company's results as reported under GAAP, or as alternative measures of liquidity.